                                                                  Exhibit 99(a)
===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 11-K


(Mark One)
[ X ]          ANNUAL REPORT PURSUANT TO SECTION 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934 [Fee Required] For the Fiscal Year Ended November 30, 1993

                                      OR

               TRANSITION REPORT PURSUANT TO SECTION 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934 (No Fee Required] For the transition period from _____ to _____


Commission File Number 1-768



                          EMPLOYEES' INVESTMENT PLAN
                           (Full title of the Plan)



                               CATERPILLAR INC.
                    (Name of issuer of the securities held
                             pursuant to the Plan)



                 100 NE ADAMS STREET, PEORIA, ILLINOIS  61629
                   (Address of principal executive offices)


===============================================================================

                             REQUIRED INFORMATION

Item 1.

The audited statement of financial condition as of the end of the latest two fiscal years of the Plan is attached hereto as Exhibit A.


Item 2.

The audited statement of income and changes in plan equity for each of the latest three fiscal years of the Plan is attached hereto as Exhibit B.


Item 3.

The statements required by Items 1 and 2 have been prepared in accordance with the applicable provisions of Article 6A of Regulation S-X.


Item 4.

The Consent of Independent Accountants is attached hereto as Exhibit C.

                                                                          [LOGO]

                           EMPLOYEES' INVESTMENT PLAN

                              FINANCIAL STATEMENTS
                           AND ADDITIONAL INFORMATION

                         NOVEMBER 30, 1993 ANNUAL REPORT

                       [LETTERHEAD OF PRICE WATERHOUSE]


                       REPORT OF INDEPENDENT ACCOUNTANTS


February 11, 1994

To the Participants, Investment
Plan Committee and Benefits Funds
Committee of the Employees'
Investment Plan for Eligible
Employees of Caterpillar Inc.


In our opinion, the accompanying statements of net assets available for plan benefits of the Employees' Investment Plan (for Eligible Employees of Caterpillar Inc.) and the related statements of changes in net assets available for plan benefits present fairly, in all material respects, the net assets available for plan benefits as of November 30, 1993 and 1992, and the changes in net assets available for plan benefits for the years ended November 30, 1993, 1992 and 1991 in conformity with generally accepted accounting principles. These financial statements are the responsibil-ity of the plan's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reason-able basis for the opinion expressed above.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information included in Schedules I and II is presented for purposes of additional analysis and is not a required part of the basic financial statements but is additional information required by ERISA. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

(Signature of Price Waterhouse)

                                                                       EXHIBIT A

                          EMPLOYEES' INVESTMENT PLAN
                  FOR ELIGIBLE EMPLOYEES OF CATERPILLAR INC.

              STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS

                               NOVEMBER 30, 1993
                                  (in 000's)

                                     PART I                               PART II
                                 --------------------------  ----------------------------------
                                 Caterpillar                 Caterpillar  Guaranteed
                                   Common        Government     Common    Investment   Stable
                                   Stock         Securities     Stock       Contract  Principal
                                   Fund             Fund        Fund         Fund       Fund
                                 ---------       ----------  ----------   ----------  ---------
Cash                              $      9        $   209     $            $           $
Investments:
  Caterpillar Inc. common stock,
   6,006 shares, at market         511,983
  U.S. Government securities,
   125 units, at market                            10,515
  Investment in Caterpillar Inc.
   Master Trust Fund (Note 5)                                  64,567       59,450      27,036
                                  --------        -------     -------      -------     -------
     Total cash and investments    511,992         10,724      64,567       59,450      27,036
                                  --------        -------     -------      -------     -------
Employer and employee contribu-
 tions receivable                    4,079            172
                                  --------        -------     -------      -------     -------
     Total net assets             $516,071        $10,896     $64,567      $59,450     $27,036
                                  ========        =======     =======      =======     =======

                                                              PART II--Continued
                                 ----------------------------------------------------------------------------------
                                                         Preferred Group of Mutual Funds
                                 ----------------------------------------------------------------------------------
                                  Short-
                                   Term     Money              Inter-             Asset     Fixed    Loan
                                Government  Market   Value    national  Growth  Allocation  Income   Fund    Total
                                ----------  ------   -----    --------  ------- ----------  ------  ------  --------
Cash                             $          $        $        $         $         $         $       $       $    218
Investments:
  Caterpillar Inc. common stock,
   6,006 shares, at market                                                                                   511,983
  U.S. Government securities,
   125 units, at market                                                                                       10,515
  Investment in Caterpillar Inc.
   Master Trust Fund (Note 5)      9,828     14,363   66,617   27,311    73,270     13,382   8,630   8,343   372,797
                                 -------    -------  -------  -------   -------    -------  ------  ------  --------
     Total cash and investments    9,828     14,363   66,617   27,311    73,270     13,382   8,630   8,343   895,513
                                 -------    -------  -------  -------   -------    -------  ------  ------  --------

Employer and employee contribu-
 tions receivable                                                                                              4,251
                                 -------    -------  -------  -------   -------    -------  ------  ------  --------
     Total net assets            $ 9,828    $14,363  $66,617  $27,311   $73,270    $13,382  $8,630  $8,343  $899,764
                                 =======    =======  =======  =======   =======    =======  ======  ======  ========

                      (See notes to financial statements)

                          EMPLOYEES' INVESTMENT PLAN
                  FOR ELIGIBLE EMPLOYEES OF CATERPILLAR INC.

              STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS

                               NOVEMBER 30, 1992
                                  (in 000's)

                                     PART I                             PART II
                                 -------------------------  -------------------------
                                 Caterpillar                Caterpillar  Guaranteed
                                   Common       Government    Common     Investment
                                   Stock        Securities    Stock       Contract
                                   Fund            Fund       Fund         Fund
                                 ----------     ----------  ---------    ----------
Cash                              $               $   156    $            $
Investments:
  Caterpillar Inc. common stock,
   7,477 shares, at market         424,322
  U.S. Government securities,
   139 units, at market                            11,146
  Investment in Caterpillar Inc.
   Master Trust Fund (Note 5)                                 21,358       79,155
                                  --------        -------    -------      -------
     Total investments             424,322         11,302     21,358       79,155
                                  --------        -------    -------      -------

Employer and employee contribu-
 tions receivable                    5,406            169
                                  --------        -------    -------      -------
     Total net assets             $429,728        $11,471    $21,358      $79,155
                                  ========        =======    =======      =======

                                                              PART II--Continued

                                                         Preferred Group of Mutual Funds
                                 ----------------------------------------------------------------------------------
                                  Short-
                                   Term     Money              Inter-             Asset     Fixed    Loan
                                Government  Market   Value    national  Growth  Allocation  Income   Fund    Total
                                ----------  ------   -----    --------  ------- ----------  ------  ------  --------
Cash                             $          $        $        $         $         $         $       $       $    156
Investments:
  Caterpillar Inc. common stock,
   7,477 shares, at market                                                                                   424,322
  U.S. Government securities,
   139 units, at market                                                                                       11,146
  Investment in Caterpillar Inc.
   Master Trust Fund (Note 5)      6,902     11,870   59,529    7,259    48,874      6,293   2,360   6,031   249,631
                                 -------    -------  -------  -------   -------    -------  ------  ------  --------
     Total investments             6,902     11,870   59,529    7,259    48,874      6,293   2,360   6,031   685,255
                                 -------    -------  -------  -------   -------    -------  ------  ------  --------

Employer and employee contribu-
 tions receivable                                                                                              5,575
                                 -------    -------  -------  -------   -------    -------  ------  ------  --------
     Total net assets            $ 6,902    $11,870  $59,529  $ 7,259   $48,874    $ 6,293  $2,360  $6,031  $690,830
                                 =======    =======  =======  =======   =======    =======  ======  ======  ========


                      (See notes to financial statements)

                                                                       EXHIBIT B

                          EMPLOYEES' INVESTMENT PLAN
                  FOR ELIGIBLE EMPLOYEES OF CATERPILLAR INC.

        STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS

                     FOR THE YEAR ENDED NOVEMBER 30, 1993
                                  (in 000's)

                                           PART I                         PART II
                                 --------------------------  ----------------------------------
                                 Caterpillar                 Caterpillar  Guaranteed
                                   Common        Government     Common    Investment
                                   Stock         Securities     Stock       Contract   Stable
                                   Fund             Fund        Fund         Fund     Principal
                                 ---------       ----------  ----------   ----------  ---------
Contributions:
 Employees (note 1)              $  30,775        $ 2,022    $            $          $
 Employers (note 1)                 18,615                      2,587          662       5,849
                                 ---------        -------     -------      -------     -------
                                    49,390          2,022       2,587          662       5,849
                                 ---------        -------     -------      -------     -------
Investment income:
 Dividend and interest
  income                             4,184            361
 Net increase (decrease)
  in unrealized appreciation
  of investments                   199,405            (96)
 Plan interest in net
  investment gain of
  Master Trust (Note 5)                                        11,100        4,703       1,119
                                 ---------        -------     -------      -------     -------
    Net investment income
     (loss)                        203,589            265      11,100        4,703       1,119
                                 ---------        -------     -------      -------     -------
Withdrawals                       (102,295)        (1,964)       (753)      (2,944)     (1,074)
Net transfers between
 funds (Note 3)                    (64,341)          (898)     31,144      (21,150)     20,836
                                 ---------        -------     -------      -------     -------
    Withdrawals and
     transfers, net               (166,636)        (2,862)     30,391      (24,094)     19,762
                                 ---------        -------     -------      -------     -------
Loan repayments                                                   209           80         768
New loans                                                      (1,078)      (1,056)       (462)
                                 ---------        -------     -------      -------     -------
    Net loan activity                                            (869)        (976)        306
                                 ---------        -------     -------      -------     -------
Increase (decrease)
 in net assets                      86,343           (575)     43,209      (19,705)     27,036

Net assets:
 Beginning of year                 429,728         11,471      21,358       79,155
                                 ---------        -------     -------      -------     -------
 End of year                     $ 516,071        $10,896     $64,567      $59,450     $27,036
                                 =========        =======     =======      =======     =======

                                                                PART II--Continued
                                 ---------------------------------------------------------------------------------------
                                                         Preferred Group of Mutual Funds
                                 -------------------------------------------------------------------
                                   Short-
                                    Term     Money              Inter-               Asset     Fixed    Loan
                                 Government  Market    Value    national  Growth   Allocation  Income   Fund     Total
                                 ----------  -------  --------  --------  -------  ----------  ------  ------  ----------
Contributions:
 Employees (note 1)              $           $       $         $         $       $            $       $       $    32,797
 Employers (note 1)                     932    1,128     6,204     2,554   10,354       1,879   1,010              51,774
                                 ----------  -------  --------  --------  -------  ----------  ------  ------  ----------
                                        932    1,128     6,204     2,554   10,354       1,879   1,010              84,571
                                 ----------  -------  --------  --------  -------  ----------  ------  ------  ----------
Investment income:
 Dividend and interest
  income                                                                                                            4,545
 Net increase (decrease)
  in unrealized appreciation
  of investments                                                                                                  199,309
 Plan interest in net
  investment gain of
  Master Trust (Note 5)                 553      296    4,327       3,768    6,800         806     300             33,772
                                 ----------  -------  --------  ---------  -------  ----------  ------  ------  ---------
    Net investment income
     (loss)                             553      296     4,327      3,768    6,800         806     300            237,626
                                 ----------  -------  --------  ---------  -------  ----------  ------  ------  ---------
Withdrawals                            (239)    (530)   (1,742)      (207)  (1,128)       (268)    (54)    (65)  (113,263)
Net transfers between
 funds (Note 3)                       1,726    1,696    (1,324)    13,989    8,606       4,658   5,058
                                 ----------  -------  --------  ---------  -------  ----------  ------  ------  ---------
    Withdrawals and
     transfers, net                   1,487    1,166    (3,066)    13,782    7,478       4,390   5,004     (65)  (113,263)
                                 ----------  -------  --------  ---------  -------  ----------  ------  ------  ---------
Loan repayments                          79      168       709        276    1,096         148      75  (3,608)
New Loans                              (125)    (265)   (1,086)      (328)  (1,332)       (134)   (119)  5,985
                                 ----------  -------  --------  ---------  -------  ----------  ------  ------  ---------
    Net loan activity                   (46)     (97)     (377)       (52)    (236)         14     (44)  2,377
                                 ----------  -------  --------  ---------  -------  ----------  ------  ------  ---------
Increase (decrease)
 in net assets                        2,926    2,493     7.088     20,052   24,396       7,089   6,270   2,312    208,934

Net assets:
 Beginning of year                    6,902   11,870    59,529      7,259   48,874       6,293   2,360   6,031    690,830
                                 ----------  -------  --------  ---------  -------  ----------  ------  ------  ---------
 End of year                     $    9,828  $14,363  $ 66,617  $  27,311  $73,270  $   13,382  $8,630  $8,343  $ 899,764
                                 ==========  =======  ========  =========  =======  ==========  ======  ======  =========

                      (See notes to financial statements)

                          EMPLOYEES' INVESTMENT PLAN
                  FOR ELIGIBLE EMPLOYEES OF CATERPILLAR INC.

        STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS

                     FOR THE YEAR ENDED NOVEMBER 30, 1992
                                  (in 000's)

                                           PART I                         PART II
                                 --------------------------  ----------------------------------
                                 Caterpillar                 Caterpillar  Guaranteed
                                   Common        Government     Common    Investment
                                   Stock         Securities     Stock      Contract    Equity
                                   Fund             Fund        Fund         Fund       Fund
                                 ---------       ----------  ----------   ----------  ---------
Contributions:
 Employees (Note 1)               $ 30,716        $ 1,938     $            $          $
 Employers (Note 1)                 18,438                      1,081        8,988        9,033
                                  --------        -------     -------      -------    ---------
                                    49,154          1,938       1,081        8,988        9,033
                                  --------        -------     -------      -------    ---------
Investment income:
 Dividend and interest
  income                             4,435            477
 Net increase (decrease)
  in unrealized appreciation
  of investments                   118,174            (59)
 Plan interest in net
  investment gain of
  Master Trust (Note 5)                                         6,540        6,243       12,441
                                  --------        -------     -------      -------    ---------
    Net investment income
     (loss)                        122,609            418       6,540        6,243       12,441
                                  --------        -------     -------      -------    ---------
Withdrawals                        (44,994)        (1,402)     (1,258)      (7,979)      (1,424)
Net transfers between
 funds                                                         (1,082)      (9,283)    (103,344)
                                  --------        -------     -------      -------    ---------
    Withdrawals and
     transfers, net                (44,994)        (1,402)     (2,340)     (17,262)    (104,768)
                                  --------        -------     -------      -------    ---------
Loan repayments                                                   133          586          581
New Loans                                                        (213)      (1,219)        (793)
                                  --------        -------     -------      -------    ---------
Net loan activity                                                 (80)        (633)        (212)
                                  --------        -------     -------      -------    ---------
Increase (decrease) in
  net assets                       126,769            954       5,201       (2,664)     (83,506)
Net assets:
 Beginning of year                 302,959         10,517      16,157       81,819       83,506
                                  --------        -------     -------      -------    ---------
 End of year                      $429,728        $11,471     $21,358      $79,155    $
                                  ========        =======     =======      =======    =========

                                                                              PART II--Continued
                                 ---------------------------------------------------------------------------------------
                                                             Preferred Group of Mutual Funds
                                 ---------------------------------------------------------------------------------------
                                   Short-
                                    Term      Money              Inter-              Asset      Fixed   Loan
                                 Government   Market    Value   national  Growth   Allocation  Income   Fund     Total
                                 ----------  -------   -------  --------  -------  ----------  ------  -------  --------
Contributions:
 Employees (Note 1)              $           $         $        $         $          $         $       $        $ 32,654
 Employer (Note 1)                 1,022       1,073     2,309      693     3,428       579       171             46,815
                                 -------     -------   -------  -------   -------    ------    ------  ------   --------
                                   1,022       1,073     2,309      693     3,428       579       171             79,469
                                 -------     -------   -------  -------   -------    ------    ------  ------   --------

Investment income:
 Dividend and interest
  income                                                                                                           4,912
 Net increase (decrease)
  in unrealized appreciation
  of investments                                                                                                 118,115
 Plan interest in net
  investment gain of
  Master (Note 5)                    611         565     4,554   (1,739)    6,813       240        67             36,335
                                 -------     -------   -------  -------   -------    ------    ------  ------   --------
    Net investment income
     (loss)                          611         565     4,554   (1,739)    6,813       240        67            159,362
                                 -------     -------   -------  -------   -------    ------    ------  ------   --------
Withdrawals                         (724)     (1,408)   (2,684)    (269)   (1,505)     (206)      (26)   (135)   (64,014)
Net transfers between
 funds                              (523)      1,882    55,609    8,575    40,319     5,692     2,155
                                 -------     -------   -------  -------   -------    ------    ------  ------   --------
    Withdrawals and
     transfers, net               (1,247)        474    52,925    8,306    38,814     5,486     2,129    (135)   (64,014)
                                 -------     -------   -------  -------   -------    ------    ------  ------   --------
Loan repayments                       59          73       174       45       239        32        20  (1,942)
New loans                           (141)       (297)     (433)     (46)     (420)      (44)      (27)  3,633
                                 -------     -------   -------  -------   -------    ------    ------  ------   --------
  Net loan activity                  (82)       (224)     (259)      (1)     (181)      (12)       (7)  1,691
                                 -------     -------   -------  -------   -------    ------    ------  ------   --------
Increase (decrease)
 in net assets                      304        1,888    59,529    7,259    48,874     6,293     2,360   1,556    174,817

Net assets:
 Beginning of year                 6,598       9,982                                                    4,475    516,013
                                 -------     -------   -------  -------   -------    ------    ------  ------   --------
 End of year                     $ 6,902     $11,870   $59,529  $ 7,259   $48,874    $6,293    $2,360  $6,031   $690,830
                                 =======     =======   =======  =======   =======    ======    ======  ======   ========

                      (See notes to financial statements)

                          EMPLOYEES' INVESTMENT PLAN
                  FOR ELIGIBLE EMPLOYEES OF CATERPILLAR INC.

        STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
                     FOR THE YEAR ENDED NOVEMBER 30, 1991
                                  (in 000's)

                                          PART I                                 PART II
                             -----------------------  ----------------------------------------------------------------
                             Caterpillar                Short-    Caterpillar           Government  Guaranteed
                               Common     Government     Term       Common                 Fixed    Investment
                                Stock     Securities   Investment   Stock      Equity      Income    Contract   Loan
                                Fund         Fund        Fund        Fund       Fund        Fund       Fund     Fund      Total
                             -----------  ----------  ----------  ----------  --------- ----------  ---------  -------  ---------
Contributions by partici-
 pating:
 Employees (Note 1)          $ 29,651      $ 1,849      $          $           $            $        $                   $ 31,500
 Employers (Note 1)            17,532                    1,263       1,363      12,614         897    12,902               46,571
                             --------      -------      ------     -------     -------      ------   -------   -------   --------
                               47,183        1,849       1,263       1,363      12,614         897    12,902               78,071
                             --------      -------      ------     -------     -------      ------   -------   -------   --------
Investment income:
 Dividend and interest
  income                        8,412          583                                                                          8,995
 Net increase (decrease)
  in unrealized appreciation
  of investments               (1,012)          25                                                                           (987)
 Plan interest in net
  investment gain of
  Master Trust (Note 5)                                    669         683      14,674         656     6,164               22,846
                             --------      -------      ------     -------     -------      ------   -------   -------   --------
Net investment income           7,400          608         669         683      14,674         656     6,164               30,854
                             --------      -------      ------     -------     -------      ------   -------   -------   --------
Withdrawals                   (39,071)      (1,011)       (863)     (1,102)     (3,257)       (342)   (5,562)             (51,208)
Net transfers between
 plans (Note 3)                                             84          25         187          29       253                  578
Net transfers between
 funds                                                     425        (822)        671         556      (830)
                             --------      -------      ------     -------     -------      ------   -------   -------   --------
    Withdrawals and
     transfers, net           (39,071)      (1,011)       (354)     (1,899)     (2,399)        243    (6,139)             (50,630)
                             --------      -------      ------     -------     -------      ------   -------   -------   --------
Loan repayments                                             57          94         704          32       595    (1,482)
New loans                                                 (232)       (222)     (1,295)       (121)   (1,345)    3,215
                             --------      -------      ------     -------     -------      ------   -------   -------   --------
    Net loan activity                                     (175)       (128)       (591)        (89)     (750)    1,733
                             --------      -------      ------     -------     -------      ------   -------   -------   --------
Increase in net assets         15,512        1,446       1,403          19      24,298       1,707    12,177     1,733     58,295

Net assets:
 Beginning of year            287,447        9,071       8,579      16,138      59,208       4,891    69,642     2,742    457,718
                             --------      -------      ------     -------     -------      ------   -------   -------   --------
 End of year                 $302,959      $10,517      $9,982     $16,157     $83,506      $6,598   $81,819   $ 4,475   $516,013
                             ========      =======      ======     =======     =======      ======   =======   =======   ========

                      (See notes to financial statments)

                          EMPLOYEES' INVESTMENT PLAN
                  FOR ELIGIBLE EMPLOYEES OF CATERPILLAR INC.

                         NOTES TO FINANCIAL STATEMENTS


NOTE 1 - PLAN DESCRIPTION:

The following description of the Caterpillar Inc. Employees'
Investment Plan (Plan) provides only general information.
Participants should refer to the Plan agreement for a more complete description of the Plan's provisions.

General

The Plan is a defined contribution plan established by Caterpillar Inc. (the Company) to enable eligible employees to accumulate funds. Participating employees of the Company may acquire ownership interests in the Company through purchases of its common stock (Part I). Additionally, eligible employees may elect to defer a portion of their compensation until retirement (Special Investment Supplement, Part II).

Participation

Generally, employees other than those employed under collective bargaining agreements, of participating employer companies meeting certain age, service and citizen or residency requirements are eligible to participate in the plan. Participation commences upon an eligible employee's filing of an application with the Investment Plan Committee.

Participant accounts

Accounts are maintained separately for Part I and Part II for each participant. The participant's separate account under Part I is credited with the participant's contribution, the Company's contribution and an allocation of Plan earnings. The participant's account in Part II of the Plan is credited with the Company's contribution as defined below, and an allocation of Plan earnings. Allocations of earnings are based on participant account balances, as defined. The benefit to which a participant is entitled is the benefit that can be provided from the participant's accounts.

Loan provisions

The Plan provides for participant loans against eligible participants' Part II separate account balances. Eligible employees obtain participant loans by filing a loan application with the Company and receiving approval thereof. Loan amounts are generally limited to the lesser of $50,000 or 50% of the individual participant's account balance. Loan repayment terms may range from 6 to 117 months depending on the type of loan and bear interest at the prime interest rate plus 1%. Repayments, including interest, are made through payroll deductions and are credited to the individual participant's account balance.

Contributions

  PART I -

Contributions from employees are made by payroll deduction based on a percentage (2%-6%) of total earnings as elected by the employee. Employees with 25 or more years of service may contribute an additional 1%-4% of earnings.

Employer contributions are 50%, 66-2/3% or 80% of employee contributions (up to 6% of earnings) based on the employee's years of service.

  PART II -

The employer contributes the amount of compensation deferral, as elected by the participating employee, to the Plan. During 1993, the reduction in compensation was limited to (a) the greater of $4,500 or 4% of the employee's compensation (limited by the Internal Revenue Code to $8,994 in 1993) for participants earning in excess of $60,530 or (b) $8,994 for participants earning less than $60,530.

Investment programs

  PART I -

Employee participants may elect to have their contributions invested as follows: (1) 100% in Caterpillar Inc. common stock or
(2) 50% in Caterpillar Inc. common stock and 50% in government securities. Employer contributions are invested entirely in common stock of Caterpillar Inc.

At November 30, 1993, 13,994 employees are participating in the Plan of which 2,056 employees have elected the split investment option. At November 30, 1992, 14,131 employees participated in the plan of which 2,134 employees elected the split investment option.

  PART II -

Employees may elect to have contributions on their behalf invested in any combination of the funds shown on the accompanying statements of changes in net assets available for plan benefits.

At November 30, 1993 and 1992, respectively, 11,663 and 11,164 employees participated in the Special Investment Supplement,
Part II.

Transfers of assets between investment funds are recorded net on the statement of changes in net assets available for plan benefits.

Vesting and distribution
provisions

  PART I -

Participants are fully vested at all times in Caterpillar Inc.
common stock or government securities purchased with employee contributions.

Participants begin vesting in shares purchased with employer contributions generally after completing two years of service with the Company. Participants vest at the rate of 33% per year, resulting in full vesting by participants in employer contributions after five years of service with the Company. Any amounts not vested at withdrawal which are forfeited will be applied to reduce the amount of future employer contributions to the Plan. Shares become fully vested upon retirement, permanent disability or death.

While an employee, a participant may elect to withdraw Company purchased shares of common stock or his share of the government securities fund as provided by the Plan. Upon termination of employment, participants may elect to receive their shares by immediate distribution or a deferred distribution. If termination is due to retirement or disability, participants may elect various annuity payments.

  PART II -

Participants are fully vested in contributions made on their behalf. Upon termination of employment for any reason, including death, retirement or because of total and permanent disability, the balance or balances in a participant's account is distributable.

Administration

The Plan is administered by the Investment Plan Committee, which is responsible for nonfinancial matters and the Benefits Funds Committee, which is responsible for financial aspects of the Plan. Caterpillar Inc. has entered into trust agreements with The First National Bank of Chicago and The Northern Trust Company to receive contributions, administer the assets of the trusts and distribute withdrawals pursuant to the Plan.

Plan termination

In the event the Plan is terminated or partially terminated, each participant in Part I shall also have a fully vested interest in the assets attributable to employer contributions.

Federal income tax status

The Plan is a qualified plan under the Internal Revenue Code and has received a favorable determination letter.

NOTE 2 - SUMMARY OF SIGNIFICANT
         ACCOUNTING POLICIES:

Investments

The Guaranteed Investment Contracts are stated at contract value, which approximates market, on November 30, 1993 and 1992, respectively. Other investments are stated at quoted market prices, or unit values based on quoted market values, at the close of business on November 30, 1993 and 1992, respectively. Income from investments is recorded as earned.

The statement of changes in net assets available for plan benefits for the year ended November 30, 1992 combines activity of the Government Fixed Income Fund prior to July 1, 1992 and activity of the Preferred Short-Term Government Fund after July 1, 1992. Likewise, activity of the Short-Term Investment Fund before July 1, 1992 and activity of the Preferred Money Market Fund after July 1, 1992 are combined. The investment objectives of the funds combined are consistent.

Contributions

Beginning in 1992, contributions to the Caterpillar Common Stock Fund, under Part I of the Plan, are made in-kind and are recorded at fair value. Shares, in the amount of employee and employer contributions, are purchased by the Company in the open market and transferred to the Plan. Prior to 1992, contributions were made in cash.

Administrative expenses

Trustee fees and certain investment and administrative costs are paid by Caterpillar Inc. and its subsidiaries (Company) which have adopted the Plan.

NOTE 3 - TRANSFERS BETWEEN PLANS:

In April 1991, transfers of assets occurred between the Caterpillar Inc. Employees' Investment Plan Part II, the Solar Turbines Incorporated's Savings and Investment Plan and the Tax Deferred
Savings Plan (for Eligible Employees of Caterpillar Inc.).   The
transfers reflect the cumulative differences in net assets arising from changes in employee eligibility and transfers of participating employees between the various companies sponsoring the Plans. Transfers between the Plans are reported net on the statement of changes in net assets available for plan benefits.

NOTE 4 - EIP II UNIT VALUES:

Part II of the Plan assigns units to participants directing investments to any of the Preferred Group of Mutual Funds, the Caterpillar Common Stock Fund and the Stable Principal Fund. The unit values assigned by the Plan reflect the current values of the individual funds. Total units held (in thousands) by the Plan and their respective unit values at each month end are shown on page 13.

NOTE 5 - MASTER TRUST:

Under a Master Trust agreement with The Northern Trust Company, Caterpillar Inc.'s Employees' Investment Plan Part II, Solar Turbines Incorporated's Savings and Investment Plan and the Tax Deferred Savings Plan (for Eligible Employees of Caterpillar Inc.) pool their investments in the Caterpillar Inc. Master Trust in exchange for a percentage of participation in the Trust. The components of investment assets of the Master Trust are shown on the accompanying schedule.

Effective July 1992, the Master Trust began investing in the Preferred Group of Mutual Funds which are sponsored by Caterpillar Investment Management Ltd. (CIML), a wholly-owned subsidiary of the Company. The Preferred Group of Mutual Funds comprise the following:

              Preferred Short-Term Government Fund
              Preferred Money Market Fund
              Preferred Value Fund
              Preferred International Fund
              Preferred Growth Fund
              Preferred Asset Allocation Fund
              Preferred Fixed Income Fund

CIML manages the Preferred Short-Term Government Fund. All other funds are managed by unrelated investment managers. Caterpillar
Securities, Inc. a wholly-owned subsidiary of CIML, distributes the shares of the mutual funds to the Master Trust.

The percentage of the Plan's participation in the Master Trust was determined based on the November 30, 1993 and 1992 market values of net assets, as accumulated by the Trustee for the investment funds of each plan. At November 30, 1993 and 1992, the Plan's pro rata interest in the quoted market values of net assets of each of the funds of the Master Trust was as follows:

                                                  November 30,
                                                  ------------
                                                 1993      1992
                                                 ----      ----
        Caterpillar Inc. Common Stock Fund      87.13%    75.15%
        Guaranteed Investment Contract Fund     70.12%    69.47%
        Stable Principal Fund                   67.80%
        Preferred Short-Term Government Fund    75.32%    69.05%
        Preferred Money Market Fund             75.61%    73.65%
        Preferred Value Fund                    79.70%    80.41%
        Preferred International Fund            86.30%    84.23%
        Preferred Growth Fund                   80.77%    81.51%
        Preferred Asset Allocation Fund         86.76%    84.06%
        Preferred Fixed Income Fund             87.19%    88.03%
        Loan Fund                               71.25%    72.87%

The net investment gain or loss of the Master Trust is reflected in the financial statements of the Plan based on the actual earnings of each investment fund. Refer to pages 14 and 15 for an analyses of the net assets and changes in net assets of the Master Trust as of November 30, 1993.

Effective September 1, 1993, the Employees' Investment Plan was amended to allow retirees or those participants eligible to retire to transfer funds from Part I of the Employees' Investment Plan to investment funds within the Master Trust.

                 CATERPILLAR INC. - EMPLOYEES' INVESTMENT PLAN

                         NOTE 4 - PART II UNIT VALUES

                               NOVEMBER 30, 1993
                               (units in 000's)

                      1992                                               1993
                    --------  ---------------------------------------------------------------------------------------------------
                    December  January  February   March    April     May      June     July    August September October  November
                    --------  -------  --------   ------   ------   ------   ------   ------   ------ --------- -------  --------
CATERPILLAR COMMON
STOCK FUND:
 Units               1,984     1,938     1,913     1,858    1,719    1,693    1,698    1,664    1,562    4,573    4,007    4,105
 Unit value           9.99     10.43     10.76     10.96    12.73    13.15    13.72    14.07    15.00    15.00    16.58    15.51

STABLE PRINCIPAL
FUND:
 Units                 -       1,895     1,922     1,942    2,008    2,123    2,172    2,217    2,228    2,276    2,602    2,703
 Unit value            -       10.00     10.00     10.00    10.00    10.00    10.00    10.00    10.00    10.00    10.00    10.00

PREFERRED GROUP OF
MUTUAL FUNDS:-

 Money Market:
  Units             11,391    11,078    10,875    10,676   10,891   12,157   12,020   11,673   11,191   12,447   13,222   14,339
  Unit value          1.00      1.00      1.00      1.00     1.00     1.00     1.00     1.00     1.00     1.00     1.00     1.00

 Short-Term
 Government:
  Units                696       701       687       673      693      728      737      748      786      787      913      978
  Unit value          9.92      9.99     10.05     10.04    10.09    10.04    10.08    10.07    10.13    10.13    10.13    10.08

 Value:
  Units              5,585     5,603     5,610     5,628    5,657    5,632    5,670    5,673    5,655    5,647    5,753    5,803
  Unit value         10.87     10.96     10.94     11.99    11.14    11.47    10.52    11.36    11.96    11.80    11.83    11.48

 Growth:
  Units              4,334     4,662     4,793     4,881    4,861    4,736    4,781    4,847    4,835    4,874    5,220    5,558
  Unit value         11.91     12.03     11.47     11.98    11.55    12.34    12.42    12.35    13.09    13.46    13.61    13.19

 International:
  Units                971     1,041     1,104     1,204    1,415    1,477    1,532    1,645    1,964    1,938    2,303    2,561
  Unit value          8.39      8.52      8.68      9.24     9.61     9.71     9.59     9.91    10.52    10.24    10.74    10.73

 Asset Allocation:
  Units                628       668       678       707      738      768      807      841      857      871    1,088    1,200
  Unit value         10.45     10.58     10.74     10.68    10.63    10.81    10.90    10.89    11.23    11.23    11.32    11.15

 Fixed Income:
  Units                229       253       277       293      315      352      375      384      450      461      674      817
  Unit value         10.09     10.27     10.44     10.44    10.48    10.44    10.60    10.61    10.76    10.75    10.76    10.62

                 CATERPILLAR INC. - EMPLOYEES' INVESTMENT PLAN

                 NOTE 5 - MASTER TRUST - SUMMARY OF NET ASSETS
                               NOVEMBER 30, 1993
                                  (in 000's)

                                                                                            Preferred Group of Mutual Funds
                                                     Caterpillar   Guaranteed               -------------------------------
                                                       Common      Investment    Stable       Short-
                                                        Stock       Contract    Principal     Term         Money
                                                        Fund          Fund        Fund      Government     Market    Value
                                                     -----------  -----------   ---------   -----------   -------   -------
Investments, stated principally at quoted market
 values or unit values based on quoted market
 values:
   Caterpillar Inc. common stock, 4,778 units          $69,636    $              $           $            $         $
   Preferred Short-Term Government Securities,
    1,294 units                                                                                12,980
   Provident National Assurance Company Investment
    Contract, 6.92%, matures December 31, 1994                     31,205
   Prudential Asset Management Company Investment
    Contract, 8.68%, matures January 2, 1994                       53,583
   Stable Principal Fund, 3,987 units                                              36,308
   Preferred Value Fund, 7,280 units                                                                                 82,765
   Preferred International Fund, 2,949 units
   Preferred Growth Fund, 6,977 units
   Preferred Asset Allocation Fund, 1,383 units
   Preferred Fixed Income Fund, 932 units
   Invested cash                                         4,467                      3,570          68      18,996       816
   Participant loans
                                                       -------   -------          -------     -------     -------   -------
     Total investments                                 $74,103   $84,788          $39,878     $13,048     $18,996   $83,581
                                                       =======   =======          =======     =======     =======   =======

                                                         Preferred Group of Mutual Funds - Continued
                                                     ----------------------------------------------------
                                                                                   Asset          Fixed        Loan
                                                     International    Growth     Allocation       Income       Fund     Total
                                                     -------------  ----------   -----------   -----------   -------   -------
Investments, stated principally at quoted market
 values or unit values based on quoted market
 values:
   Caterpillar Inc. common stock, 4,778 units         $             $              $           $            $         $ 69,636
   Preferred Short-Term Government Securities,
    1,294 units                                                                                                         12,980
   Provident National Assurance Company Investment
    Contract, 6.92%, matures December 31, 1994                                                                          31,205
   Prudential Asset Management Company Investment
    Contract, 8.68%, matures January 2, 1994                                                                            53,583
   Stable Principal Fund, 3,987 units                                                                                   36,308
   Preferred Value Fund, 7,280 units                                                                                    82,765
   Preferred International Fund, 2,949 units           31,188                                                           31,188
   Preferred Growth Fund, 6,977 units                                89,351                                             89,351
   Preferred Asset Allocation Fund, 1,383 units                                    15,155                               15,155
   Preferred Fixed Income Fund, 932 units                                                       9,717                    9,717
   Invested cash                                          458         1,361           269         181            132    30,318
   Participant loans                                                                                          11,577    11,577
                                                      -------       -------       -------     -------        -------  --------
     Total investments                                $31,646       $90,712       $15,424     $ 9,898        $11,709  $473,783
                                                      =======       =======       =======     =======        =======  ========

                 CATERPILLAR INC. - EMPLOYEES' INVESTMENT PLAN

           NOTE 5 - MASTER TRUST - SUMMARY OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED NOVEMBER 30, 1993
                                  (in 000's)

                                                                                            Preferred Group of Mutual Funds
                                                     Caterpillar   Guaranteed               -------------------------------
                                                       Common      Investment    Stable       Short-
                                                        Stock       Contract    Principal     Term         Money
                                                        Fund          Fund        Fund      Government     Market    Value
                                                     -----------  -----------   ---------   ----------    -------   -------
Investment Income                                      $ 15,913    $  6,717      $ 1,753     $    553     $   407   $ 1,698
Change in unrealized appreciation of investments             55                      (50)         224                 3,728
                                                       --------    --------      -------      -------     -------   -------
    Net investment gain (loss)                           15,968       6,717        1,703          777         407     5,426
                                                       --------    --------      -------      -------     -------   -------

Contributions from all plans                              3,427       1,370       10,311        1,412       1,768     8,330
                                                       --------    --------      -------      -------     -------   -------
Withdrawals from all plans                               (3,621)     (2,752)      (1,688)        (428)       (773)   (2,187)
                                                       --------    --------      -------      -------     -------   -------
Transfer from EIP I (Note 5)                             64,341                                               898
                                                       --------    --------      -------      -------     -------   -------
Net transfers for all plans                             (32,988)    (32,872)      29,085        1,366         759    (1,540)
                                                       --------    --------      -------      -------     -------   -------

Loan repayments                                             284         123        1,228          118         251       923
New loans                                                (1,729)     (1,741)        (761)        (192)       (431)   (1,400)
                                                       --------    --------      -------      -------     -------   -------
    Net loan activity                                    (1,445)     (1,618)         467          (74)       (180)     (477)
                                                       --------    --------      -------      -------     -------   -------

Increase (decrease) in assets for the year               45,682     (29,155)      39,878        3,053       2,879     9,552

Net assets:
  Beginning of year                                      28,421     113,943                     9,995      16,117    74,029
                                                       --------    --------      -------      -------     -------   -------

  End of year                                          $ 74,103    $ 84,788      $39,878      $13,048     $18,996   $83,581
                                                       ========    ========      =======      =======     =======   =======

                                                                Preferred Group of Mutual Funds
                                                       ------------------------------------------------
                                                                                    Asset       Fixed       Loan
                                                       International    Growth    Allocation    Income      Fund     Total
                                                       -------------   --------   ----------   --------   -------   --------
Investment Income                                         $   156       $ 1,838     $   430     $  274   $         $ 29,739
Change in unrealized appreciation of investments            4,309         6,633         527         83               15,509
                                                          -------      --------     -------     ------   -------   --------
    Net investment gain (loss)                              4,465         8,471         957        357               45,248
                                                          -------      --------     -------     ------   -------   --------

Contributions from all plans                                3,329        13,943       2,407      1,304               47,601
                                                          -------      --------     -------     ------   -------   --------
Withdrawals from all plans                                   (240)       (1,460)       (314)       (56)     (314)   (13,833)
                                                          -------      --------     -------     ------   -------   --------
Transfer from EIP I (Note 5)                                                                                          65,239
                                                          -------      --------     -------     ------   -------   --------
Net transfers for all plans                                15,557        10,087       4,885      5,661
                                                          -------      --------     -------     ------   -------   --------

Loan repayments                                               346         1,469         181         99    (5,022)
New loans                                                    (429)       (1,760)       (178)      (148)    8,769
                                                          -------      --------     -------     ------   -------   --------
    Net loan activity                                         (83)         (291)          3        (49)    3,747
                                                          -------      --------     -------     ------   -------   --------

Increase (decrease) in assets for the year                 23,028        30,750       7,938      7,217     3,433    144,255

Net assets:
  Beginning of year                                         8,618        59,962       7,486      2,681     8,276    329,528
                                                          -------      --------     -------     ------   -------   --------

  End of year                                             $31,646       $90,712     $15,424     $9,898   $11,709   $473,783
                                                          =======      ========     =======     ======   =======   ========

                            ADDITIONAL INFORMATION

                                                                      SCHEDULE I


                          EMPLOYEES' INVESTMENT PLAN

                         ITEM 30a - SCHEDULE OF ASSETS
                         HELD FOR INVESTMENT PURPOSES
                               NOVEMBER 30, 1993

                      EMPLOYEES' INVESTMENT PLAN - PART I
                                  (in 000's)

       (a)                          (b)                         (c)        (d)
Identity of issue,  Description of investment, including
 borrower, lessor     maturity date, rate of interest,                   Current
 or similar party    collateral, par or maturity value          Cost      value
- ------------------  ------------------------------------      --------  --------
Caterpillar Inc.    Common stock, 6,006 shares                $316,456  $511,983
                                                              ========  ========
U.S. Treasury Bill  1,725 maturity value, due
                      December 16, 1993                       $  1,696  $  1,723
U.S. Treasury Bill  73 maturity value, due December 2, 1993         72        73
U.S. Treasury Bill  422 maturity value, due December 23, 1993      418       421
U.S. Treasury Bill  1,330 maturity value, due
                      December 30, 1993                          1,310     1,327
U.S. Treasury Bill  885 maturity value, due January 13, 1994       871       882
U.S. Treasury Bill  2,180 maturity value, due
                      February 3, 1994                           2,145     2,168
U.S. Treasury Bill  1,650 maturity value, due March 24, 1994     1,626     1,634
U.S. Treasury Bill  223 maturity value, due April 21, 1994         219       220
U.S. Treasury Bill  2,099 maturity value, due May 12, 1994       2,065     2,067
                                                              --------  --------
                                                                10,422    10,515
                                                              --------  --------
                                                              $326,878  $522,498
                                                              ========  ========

                                                                     SCHEDULE II


                          EMPLOYEES' INVESTMENT PLAN

                ITEM 30d - SCHEDULE OF REPORTABLE TRANSACTIONS
                     FOR THE YEAR ENDED NOVEMBER 30, 1993

                      EMPLOYEES' INVESTMENT PLAN - PART I
                                  (in 000's)









            There were no reportable transactions during the year.

                                                                       EXHIBIT C
                                                                       ---------


                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 2-90123, as amended) of Caterpillar Inc. of our report dated January 21, 1994 related to the financial statements of Caterpillar Inc., appearing on page A-3 of the Appendix to the Company's 1994 Annual Meeting Proxy Statement which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedules listed in Item 14(a) of such Annual Report on Form 10-K.

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Forms S-8 (No. 33-14116 and No. 33-40598) of Caterpillar Inc. of our report dated January 21, 1994 related to the financial statements of Caterpillar Inc., appearing on page A-3 of the Appendix to the Company's 1994 Annual Meeting Proxy Statement which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedules listed in Item 14(a) of such Annual Report on Form 10-K.

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Forms S-8 (No. 33-3718, as amended, and No. 33-39280) of Caterpillar Inc. of our report dated January 21, 1994 related to the financial statements of Caterpillar Inc., appearing on page A-3 of the Appendix to the Company's 1994 Annual Meeting Proxy Statement which is incorporated in this Annual Report on Form 10-K and of our report dated February 11, 1994 related to the financial statements of the Employees' Investment Plan, appearing on page 1 of the Form 11-K Annual Report, which is included in this Annual Report on Form 10-K as Exhibit 99(a). We also consent to the incorporation by reference of our report on the Financial Statement Schedules listed in Item 14(a) of this Form 10-K.

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Forms S-8 (No. 2-97450, as amended, and No. 33-37353) of Caterpillar Inc. of our report dated January 21, 1994 related to the financial statements of Caterpillar Inc., appearing on page A-3 of the Appendix to the Company's 1994 Annual Meeting Proxy Statement which is incorporated in this Annual Report on Form 10-K and of our report dated February 11, 1994 related to the financial statements of the Savings and Investment Plan, appearing on page 1 of the Form 11-K Annual Report, which is included in this Annual Report on Form 10-K as Exhibit 99(c). We also consent to the incorporation by reference of our report on the Financial Statement Schedules listed in Item 14(a) of this Form 10-K.


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 33-8003) of Caterpillar Inc. of our report dated January 21, 1994 related to the financial statements of Caterpillar Inc., appearing on page A-3 of the Appendix to the Company's 1994 Annual Meeting Proxy Statement which is incorporated in this Annual Report on Form 10-K and of our report dated February 11, 1994 related to the financial statements of the Tax Deferred Savings Plan, appearing on page 1 of the Form 11-K Annual Report, which is included in this Annual Report on Form 10-K as Exhibit 99(d). We also consent to the incorporation by reference of our report on the Financial Statement Schedules listed in Item 14(a) of this Form 10-K.


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-46194) of Caterpillar Inc. of our report dated January 21, 1994 related to the financial statements of Caterpillar Inc., appearing on page A-3 of the Appendix to the Company's 1994 Annual Meeting Proxy Statement which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedules listed in Item 14(a) of this Form 10-K.


(Signature of Price Waterhouse)

PRICE WATERHOUSE

Peoria, Illinois
February 11, 1994